Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the Report of Mirage Capital Corporation (the “Company”) on Form 10-K for the fiscal year ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kebi Huang Shi Yong, Chief Executive Officer, Chief Financial Officer, Principal Financial Officer and Principal Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

1.

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 15, 2012

By: /s/ Kebi Huang Shi Yong

Kebi Huang Shi Yong, President, Chief Executive Officer, Chief Financial Officer, Principal Financial Officer and Principal Executive Officer